UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

Arris Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

☐	▼ DETACH PROXY CARD HERE ▼

Mark, Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.	☒ Votes must be indicated (x) in Black or Blue ink.

1. Election of the following nominees as directors:

FOR ALL NOMINEES	☐	WITHHOLD AUTHORITY	☐	*EXCEPTIONS	☐

Nominees:	Alex B. Best, Harry L. Bosco, John Anderson Craig, Matthew B. Kearney, William H. Lambert, John R. Petty, Robert J. Stanzione.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)

*Exceptions

			FOR	AGAINST	ABSTAIN

2. Approval of performance goals with respect to the 2001 Stock Incentive Plan.			☐	☐	☐

		FOR	AGAINST	ABSTAIN

3.	Approval of performance goals with respect to the 2004 Stock Incentive Plan.	☐	☐	☐

4.	Approval of performance goals with respect to the Management Incentive Plan.	☐	☐	☐

5.	Approval of the retention of Ernst & Young as independent registered public accounting firm.	☐	☐	☐

6.	In their discretion, such other matters as may properly come before the meeting or at any adjournments thereof.	☐	☐	☐

     SCAN LINE
NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Date Share Owner sign here	Co-Owner sign here

ARRIS GROUP, INC.
PROXY SOLICITED BY AND ON BEHALF OF
THE BOARD OF DIRECTORS
     The undersigned hereby appoints Robert J. Stanzione, Lawrence A. Margolis and David B. Potts, and each of them (with full power of substitution in each) proxies of the undersigned to vote at the annual meeting of ARRIS Group, Inc. to be held at 10:00 a.m., eastern time, May 24, 2006, at the Company’s corporate headquarters, 3871 Lakefield Drive, Suwanee, Georgia, and at any adjournments thereof, all of the shares of Common Stock of ARRIS Group, Inc. in the name of the undersigned on the record date.
     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND IN FAVOR OF PROPOSALS 2, 3, 4 and 5 as set forth on the reverse side of this proxy.
(Continued and to be dated and signed on the reverse side.)

PLEASE CHECK BOX IF YOU INTEND TO BE PRESENT AT MEETING	☐
COMMENT/ADDRESS CHANGE Please mark this box if you have written a comment/address change	☐
ARRIS GROUP, INC.
P.O. BOX 11340
NEW YORK, N.Y. 10203-0340
COMMENTS / ADDRESS CHANGE:
PLEASE MARK COMMENT / ADDRESS BOX